UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2016

DEVON ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-32318	73-1567067
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 WEST SHERIDAN AVE., OKLAHOMA CITY, OK	73102-5015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 17, 2016, Devon Energy Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., as representative of the underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters 69,000,000 shares of the Company’s common stock, par value $0.10 per share (“Common Stock”), at a price to the public of $18.75 per share, less underwriting discounts and commissions, in a registered public offering (the “Offering”) pursuant to the Company’s shelf registration statement on Form S-3 filed on December 12, 2014 (File No. 333-200922) (the “Registration Statement”), as supplemented by a prospectus supplement, dated February 17, 2016, relating to the Offering. The Company granted the Underwriters a 30-day option (the “Option”) to purchase up to 10,350,000 additional shares of Common Stock on the same terms. On February 18, 2016, the Underwriters exercised the Option in full. The Offering, including the issuance and sale of the additional shares under the Option, closed on February 22, 2016.

The Underwriting Agreement includes customary representations, warranties, covenants and agreements, including an agreement by the Company to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The Company is filing the Underwriting Agreement as Exhibit 1.1 to this report. By the filing of this report, the Company is causing this exhibit to be incorporated by reference herein and into the Registration Statement, and the foregoing description is qualified in its entirety by the terms set forth in such exhibit.

Relationships

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company, for which they may receive customary fees and expenses. In particular, affiliates of the Underwriters are parties to and lenders under the Company’s credit facility.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated February 17, 2016, by and between Devon Energy Corporation and Goldman, Sachs & Co., as the representative of the several underwriters named therein.

5.1	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the common stock.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2016

Devon Energy Corporation

By:	/s/Jeffrey L. Ritenour
Jeffrey L. Ritenour
Senior Vice President, Corporate Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated February 17, 2016, by and between Devon Energy Corporation and Goldman, Sachs & Co., as the representative of the several underwriters named therein.

5.1	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the common stock.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).